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CBL Shareholders Approve Jacobs Purchase
Page 1
January 19, 2001

                                                                    Exhibit 99.1

Contact:  John Foy
          Vice Chairman and CFO
          (423) 855-0001


                    CBL SHAREHOLDERS APPROVE JACOBS PURCHASE

     CHATTANOOGA, Tenn. (Jan. 19, 2001) - CBL & Associates Properties, Inc. (NYSE:CBL) announced that, at a special meeting of shareholders held earlier today, the Company's shareholders approved the acquisition of 21 malls and two associated centers from The Richard E. Jacobs Group for total consideration of approximately $1.3 billion.

     Upon closing of the transaction, CBL will become the largest owner of malls and shopping centers in the southeast and the third largest mall real estate investment trust in terms of GLA owned in the United States. The Company's portfolio will include 51 malls and 106 shopping centers in 26 states totaling
55.6 million square feet.

     In connection with the Jacobs transaction, the Company's shareholders approved the issuance of up to 13.94 million special common units (SCUs), which may be exchanged for shares of common stock on a one-for-one basis after a three-year lock-up period. The Jacobs transaction was contingent upon approval of the issuance of the SCUs. A separate proposal to amend the share ownership limits under the Company's current certificate of incorporation, to allow for Jacobs' increased ownership of shares in the Company, was also approved.

     Commenting on the announcement, Charles B. Lebovitz, chairman and chief executive officer, stated, "This is an extraordinary event in the history of our company. We have worked tirelessly over the last several months to ensure that the integration of these properties will be as seamless as possible from day one. This acquisition provides tremendous opportunities to apply the proven redevelopment, management and leasing expertise of our experienced team to maximize the internal growth from these properties and accelerate our FFO and dividend growth over the next several years."

     CBL expects the transaction to close on or about January 31, 2001. The closing may be delayed with respect to all or a portion of the properties to the extent necessary to obtain lender and partner consents.


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CBL Shareholders Approve Jacobs Purchase
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January 19, 2001


     CBL & Associates Properties, Inc. is a real estate investment trust that owns regional malls and community shopping centers, primarily in the Southeast and select markets in the Northeast and Midwest. The Company currently has a portfolio of 134 properties in 25 states totaling 36.4 million square feet, including 1.8 million square feet of non-owned shopping centers managed for third parties. The Company has under construction five new projects totaling approximately 1.9 million square feet, including two malls, one community center and two mall expansions. In addition to its headquarters in Chattanooga, TN, CBL has a regional office in Boston (Waltham), MA. The Company can be found on the Internet at www.cblproperties.com.

Information included herein contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, and the Company's current report on Form 8-K being filed in connections with the transaction described herein, for a discussion of such risks and uncertainties.


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CBL Shareholders Approve Jacobs Purchase
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January 19, 2001


The shopping centers acquired from the Jacobs portfolio are:

------------------------------------------ ------------ ------------- ----------------------------------- ----------------
              Mall (Market)                 Total GLA     Mall Store               Anchors                 Percentage to
                                                             GLA                                            be Acquired
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Illinois
Cherryvale Mall (Rockford)                     714,000       300,000   Bergner's, Marshall Field, Sears         84%
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Kentucky
Fayette Mall (Lexington)                     1,096,000       298,000    Dillard's, JC Penney, Lazarus,          100
                                                                                    Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Jefferson Mall (Louisville)                    936,000       275,000    Dillard's, JC Penney, Lazarus,         87(1)
                                                                                    Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Kentucky Oaks (Paducah)                        878,000       298,000     Dillard's(2), Elder-Beerman,          40(2)
                                                                           JC Penney, Sears, ShopKo
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Michigan
Midland Mall (Midland)                         514,000       196,000      Elder-Beerman, JC Penney,            40(1)
                                                                                Sears, Target
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Fashion Square Mall (Saginaw)                  786,000       287,000      Hudson's, JC Penney, Sears            100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
North Carolina
Randolph Mall (Asheboro)                       376,000       147,000        Belk, JC Penney, Sears              100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Cary Towne Center (Cary)                       953,000       294,000   Hudson Belk, Dillard's, Hecht's,         80
                                                                               JC Penney, Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Hanes Mall (Winston-Salem)                   1,556,000       548,000      Belk, Dillard's, Hecht's,             100
                                                                               JC Penney, Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Ohio
Eastgate Mall (Cincinnati)                     905,000       268,000    Dillard's, JC Penney, Kohl's,          54(1)
                                                                                    Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Eastgate Crossing (Cincinnati)                 194,000                 Border's, Circuit City, Kids 'R         54(1)
                                                                                  Us, Kroger
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Towne Mall (Franklin)                          521,000       152,000   Dillard's, Elder-Beerman, Sears          100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
South Carolina
Citadel Mall  (Charleston)                   1,068,000       294,000     Belk, Dillard's, JC Penney,            100
                                                                               Parisian, Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Columbia Mall (Columbia)                     1,113,000       297,000     Dillard's, JC Penney, Rich's,         79(1)
                                                                                    Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Northwoods Mall (North Charleston)             833,000       312,000  Belk, Dillard's, JC Penney, Sears         100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Tennessee
Old Hickory Mall (Jackson)                     555,000       159,000    Belk, Goldsmith's, JC Penney,           100
                                                                                    Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Texas
Parkdale Mall (Beaumont)                     1,411,000       462,000      Dillard's (2), JC Penney,             100
                                                                            Montgomery Ward, Sears
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Wisconsin
East Towne Mall (Madison)                      895,000       295,000   Boston Store, JC Penney, Sears,         65(1)
                                                                                   Younkers
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
West Towne Mall (Madison)                    1,021,000       260,000   Boston Store, JC Penney, Sears,         65(1)
                                                                                   Younkers
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
West Towne Crossing (Madison)                  447,000                  Barnes & Noble, Best Buy, Cub          65(1)
                                                                       Foods, Ganders Mountain, Kohl's,
                                                                              Office Max, ShopKo
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Brookfield Square Mall (Milwaukee)           1,041,000       316,000    Boston Store, JC Penney, Sears          100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Regency Mall (Racine)                          918,000       268,000   Boston Store, JC Penney, Sears,          100
                                                                                   Younkers
------------------------------------------ ------------ ------------- ----------------------------------- ----------------
Wausau Center (Wausau)                         429,000       156,000      JC Penney, Sears, Younkers            100
------------------------------------------ ------------ ------------- ----------------------------------- ----------------

(1) CBL will potentially acquire additional interests through an offer to purchase outside partner interests

(2) Managed by a third party


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